Dreyfus
      Massachusetts Tax
      Exempt Bond Fund

      SEMIANNUAL REPORT November 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Massachusetts
                                                           Tax Exempt Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Massachusetts Tax Exempt Bond Fund, covering the six-month period from June 1, 2002 through November 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

In an otherwise turbulent year, municipal bonds have provided relatively attractive and stable returns. Indeed, tax-exempt bond prices were boosted further in November when the Federal Reserve Board (the "Fed" ) reduced short-term interest rates by another 0.50 percentage points. As a result, the performance of high-quality municipal bonds to date in 2002 has been substantially better than many other asset classes.

Will highly rated municipal bonds continue to provide higher returns than stocks? While no one can know for sure, many analysts currently believe that the Fed' s next move may be toward higher interest rates, which is likely to put downward pressure on prices of many bonds. History suggests that investing only in fixed-income securities probably won't provide the long-term returns most investors need. Instead, we believe that holding the right mix of stocks, bonds and cash that fits their overall financial circumstances is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 16, 2002




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Massachusetts Tax Exempt Bond Fund perform relative to its benchmark?

For the six-month period ended November 30, 2002, the fund achieved a total return of 3.43%.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund' s benchmark, achieved a total return of 3.67% for the same period.(2) Additionally, the fund is reported in the Lipper Massachusetts Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 3.11%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund and market' s performance to weak economic growth and declining interest rates during the reporting period. The fund produced a higher return than its Lipper category average, primarily because our conservative approach in an uncertain market environment served us well during the reporting period. Although the fund trailed its benchmark, it should be noted that unlike the fund, the Index is not state-specific and does not take into account any fees and expenses.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and Massachusetts state income tax as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer and any provisions for early redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the fund's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration of about seven years.

What other factors influenced the fund's performance?

The reporting period was characterized by ongoing economic uncertainty, as corporate capital spending failed to rebound from the 2001 recession. Lackluster economic conditions were aggravated by a number of high-profile corporate scandals and heightened international tensions related to possible war in Iraq. To stimulate renewed growth, the Federal Reserve Board (the "Fed") held interest rates steady near historically low levels for most of 2002, until they reduced rates by another 0.50 percentage points in November.

However, the Fed's aggressively stimulative stance has so far failed to rekindle capital spending, and corporate earnings have remained under pressure. As a result, risk-averse investors have continued to favor relatively stable fixed-income securities, such as high-quality municipal bonds. This surge in investor demand has put additional downward pressure on yields. When bond yields fall, their prices generally rise, contributing positively to total returns.

Like many other states, Massachusetts lost jobs during the 2001 recession and has collected less tax revenue than it originally anticipated. As a result, Massachusetts issuers have issued a larger volume of bonds than during the same period one year earlier. Although greater issuance tends to cause bond yields to rise, robust investor demand easily absorbed the increased supply, and bond yields have remained low.

In this challenging market climate, we attempted to minimize price volatility by proceeding cautiously. The fund's longstanding core hold-

ings continued to generate competitive levels of income, with particularly attractive returns coming from seasoned housing bonds. For new purchases, we focused on high-quality securities in the 17- to 20-year range, which provided most of the yield and less risk than comparable 30-year bonds. Bonds in this maturity range were also subject to consistently strong demand from individual investors, helping to ensure liquidity. Because of Massachusetts' ongoing fiscal difficulties, we have generally avoided the state's general obligation bonds, preferring securities from counties with triple-A credit ratings.

What is the fund's current strategy?

Because of its deteriorating fiscal condition, the major rating agencies placed Massachusetts on negative credit watch during the reporting period. In our view, fiscal conditions throughout the U.S. are among the most troubling we have ever seen, as revenues from state income, sales and capital gains taxes have continued to disappoint. Accordingly, we have maintained our cautious posture, favoring securities with strong liquidity characteristics and high credit ratings. In fact, as of the reporting period's end, the average credit rating of the fund's holdings was firmly in the double-A range. Finally, we have stressed broad diversification among Massachusetts issuers, emphasizing bonds from local issuers that derive most of their revenues from property taxes instead of income taxes, as well as bonds backed by revenues from essential services, such as water and sewer facilities. In our view, these strategies represent a prudent course in a challenging investment climate.

December 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund



November 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.3%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--95.1%

Bellingham, GO:

   5%, 3/1/2017 (Insured; AMBAC)                                                              1,945,000                2,035,054

   5%, 3/1/2018 (Insured; AMBAC)                                                              2,040,000                2,118,662

   5%, 3/1/2019 (Insured; AMBAC)                                                              2,140,000                2,204,799

   5%, 3/1/2020 (Insured; AMBAC)                                                              2,245,000                2,305,593

Boston 5.75%, 2/1/2020 (Prerefunded 2/1/2010)                                                 3,945,000  (a)           4,486,057

Boston--Mount Pleasant Housing Development Corp., MFHR

   6.75%, 8/1/2023 (Insured; FHA)                                                             1,490,000                1,521,245

Brookline 5.25%, 4/1/2020                                                                     3,860,000                4,016,484

Holliston 5.25%, 4/1/2020 (Insured; MBIA)                                                     1,655,000                1,741,921

Hopkinton:

   5%, 9/1/2017                                                                               1,735,000                1,795,153

   5%, 9/1/2018                                                                               1,735,000                1,782,747

   5%, 9/1/2019                                                                               1,735,000                1,773,187

   5%, 9/1/2020                                                                               1,735,000                1,763,680

Massachusetts, GO, Consolidated Loan:

   5.50%, 3/1/2016 (Insured; FSA)
      (Prerefunded 3/1/2012)                                                                  2,000,000  (a)           2,247,320

   5.375%, 1/1/2017 (Insured; MBIA)                                                           4,500,000  (b)           4,814,415

   5.375%, 8/1/2021 (Insured; MBIA)                                                           1,500,000                1,572,510

Massachusetts Bay Transportation Authority:

   General Transportation System 6.20%, 3/1/2016                                              2,055,000                2,418,139

   Revenue 5.25%, 7/1/2030                                                                    6,250,000                6,349,375

Massachusetts College Building Authority, Project Revenue

   Zero Coupon, 5/1/2026 (Insured; MBIA)                                                      8,385,000                2,379,831

Massachusetts Development Finance Agency, Revenue:

   (Assumption College) 6%, 3/1/2030                                                          1,905,000                2,104,435

   (College of Pharmacy) 6.75%, 7/1/2030                                                      2,000,000                2,104,500

   (Mount Holyoke College) 5.25%, 7/1/2031                                                    5,000,000                5,084,450

   Resource Recovery (Ogden Haverhill Project)

      5.50%, 12/1/2019                                                                        1,200,000                1,036,560

Massachusetts Health and Educational
   Facilities Authority, Revenue:

      (Baystate Medical Center)
         6%, 7/1/2015 (Insured; FGIC)                                                         1,140,000                1,184,893

      (Daughters of Charity) 6.10%, 7/1/2014
         (Prerefunded 7/1/2004)                                                               1,100,000  (a)           1,183,600

      (Harvard University Issue):

         6.25%, 4/1/2020                                                                      2,415,000                2,863,296

         5%, 7/15/2022                                                                        2,500,000                2,516,000

         6%, 7/1/2035 (Prerefunded 7/1/2010)                                                  2,500,000  (a)           2,924,300

      (Healthcare System--Covenant Health)
         6%, 7/1/2022                                                                         3,100,000                3,184,444


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational
  Facilities Authority, Revenue (continued):

    (Massachusetts General Hospital):

         6%, 7/1/2015 (Insured; AMBAC)                                                        2,000,000                2,078,760

         6.25%, 7/1/2020 (Insured; AMBAC)
            (Prerefunded 7/1/2003)                                                            3,500,000  (a)           3,670,835

      (Massachusetts Institute of Technology Issue)

         5.50%, 7/1/2022                                                                      3,000,000                3,254,610

      (Medical Academic and Scientific)
         6.625%, 1/1/2015                                                                     2,500,000                2,597,750

      (Mount Auburn Hospital)
         6.30%, 8/15/2024 (Insured; MBIA)                                                     5,000,000                5,395,500

      (New England Medical Center Hospitals)
         6.50%, 7/1/2012 (Insured; FGIC)                                                      2,000,000                2,047,020

      (Newton--Wellesley Hospital)
         5.875%, 7/1/2015 (Insured; MBIA)                                                     2,000,000                2,103,300

      (Partners Healthcare System) 6%, 7/1/2017                                               1,145,000                1,238,672

      (Sisters Providence Health System)
         6.625%, 11/15/2022                                                                   3,510,000                3,592,239

      (Tufts University Issue) 5.50%, 8/15/2017                                               1,500,000                1,671,165

Massachusetts Housing Finance Agency, Revenue:

  Housing Projects:

      6.30%, 10/1/2013 (Insured; AMBAC)                                                       1,000,000                1,030,420

      6.375%, 4/1/2021                                                                        4,300,000                4,441,169

   Rental Housing:

      6.65%, 7/1/2019 (Insured; AMBAC)                                                        2,215,000                2,295,294

      6.50%, 7/1/2025 (Insured; AMBAC)                                                        1,500,000                1,559,400

      6.45%, 1/1/2036 (Insured; AMBAC)                                                        2,135,000                2,226,976

      6%, 7/1/2037 (Insured; AMBAC)                                                           2,650,000                2,716,224

   Single-Family Housing 6.35%, 6/1/2017                                                      1,670,000                1,766,058

Massachusetts Industrial Finance Agency, Revenue:

   Electrical Utility (Nantucket Electric Co.)
      8.50%, 3/1/2016                                                                         2,585,000                2,616,279

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 1,000,000                  873,750

   (Phillips Academy Issue) 5.375%, 9/1/2023                                                  1,500,000                1,550,775

Massachusetts Port Authority, Revenue, Special Facilities

   (US Air Project) 5.75%, 9/1/2016 (Insured; MBIA)                                           5,000,000                5,214,300

Massachusetts Water Pollution Abatement Trust

  (Pool Loan Program):

      5.625%, 2/1/2017 (Prerefunded 2/1/2007)                                                 4,870,000  (a)           5,478,847

      5.625%, 2/1/2017 (Insured; MBIA)                                                          130,000                  139,838

Massachusetts Water Resources Authority,
   General Revenue

   5.20%, 8/1/2022 (Insured; MBIA)                                                            1,000,000                1,022,630

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Medford, GO 5%, 3/15/2019 (Insured; AMBAC)                                                    1,155,000                1,190,077

Northampton (School Project Loan Act of 1948)
   5.75%, 5/15/2016 (Insured; MBIA)                                                           1,520,000                1,663,518

Pittsfield 5.125%, 4/15/2022 (Insured; MBIA)                                                  1,500,000                1,528,695

Shrewsbury, Municipal Purpose Loan 5%, 8/15/2016                                              1,250,000                1,318,300

Southbridge 6.375%, 1/1/2012 (Insured; AMBAC)                                                 1,000,000                1,013,760

Triton Regional School District:

   5.25%, 4/1/2019 (Insured; FGIC)                                                            1,420,000                1,497,504

   5.25%, 4/1/2020 (Insured; FGIC)                                                            1,420,000                1,492,449

U.S. RELATED--4.2%

Puerto Rico Public Finance Corp.
  (Commonwealth Appropriation)

   6%, 8/1/2026 (Insured; FSA)                                                                5,500,000                6,212,359

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $141,053,822)                                                                                               148,011,123
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.2%
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Educational
  Facilities Authority, Revenue, VRDN

    (Capital Asset Program):

         1.25%, Series C (Insured; MBIA)                                                      1,300,000  (c)           1,300,000

         1.15%, Series D (Insured; MBIA)                                                      1,000,000  (c)           1,000,000

Massachusetts Water Resources Authority, Revenue, VRDN

   1.15% (LOC; Landesbank Hessen--Thuringen Girozentrale)                                     1,000,000  (c)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,300,000)                                                                                                   3,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $144,353,822)                                                            101.5%              151,311,123

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.5%)              (2,266,174)

NET ASSETS                                                                                       100.0%              149,044,949




Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                    Corporation

FGIC                Financial Guaranty Insurance
                    Company

FHA                 Federal Housing Administration

FSA                 Financial Security Assurance

GO                  General Obligation

LOC                 Letter of Credit

MBIA                Municipal Bond Investors Assurance
                    Insurance Corporation

MFHR                Multi-Family Housing Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              64.6

AA                               Aa                              AA                                               18.0

A                                A                               A                                                 6.7

BBB                              Baa                             BBB                                               6.8

F-1                              MIG1/P1                         SP1/A1                                            2.2

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     1.7

                                                                                                                 100.0



(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  PURCHASED ON A DELAYED DELIVERY BASIS.

(C) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(D) SECURITES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           144,353,822   151,311,123

Cash                                                                    254,683

Interest receivable                                                   2,457,348

Receivable for shares of Beneficial Interest subscribed                      30

Prepaid expenses                                                          7,488

                                                                    154,030,672
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            82,065

Payable for investment securities purchased                           4,833,298

Payable for shares of Beneficial Interest redeemed                       46,184

Accrued expenses                                                         24,176

                                                                      4,985,723
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      149,044,949
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     142,283,798

Accumulated undistributed investment income--net                         23,216

Accumulated net realized gain (loss) on investments                   (219,366)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       6,957,301
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      149,044,949
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)
                                                                      8,930,144

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   16.69

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,022,524

EXPENSES:

Management fee--Note 3(a)                                              455,736

Shareholder servicing costs--Note 3(b)                                  90,094

Professional fees                                                       24,783

Custodian fees                                                           9,325

Trustees' fees and expenses--Note 3(c)                                   8,459

Prospectus and shareholders' reports                                     8,308

Registration fees                                                        7,542

Loan commitment fees--Note 2                                               697

Miscellaneous                                                            7,726

TOTAL EXPENSES                                                         612,670

INVESTMENT INCOME--NET                                               3,409,854
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                831,169

Net unrealized appreciation (depreciation) on investments              946,634

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,777,803

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,187,657

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 2002           Year Ended
                                              (Unaudited)         May 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,409,854           6,811,349

Net realized gain (loss) on investments           831,169             698,291

Net unrealized appreciation
   (depreciation) on investments                  946,634           1,834,724

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,187,657           9,344,364
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (3,386,755)          (6,811,232)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  10,090,688         16,465,803

Dividends reinvested                            2,505,010          5,023,653

Cost of shares redeemed                       (14,650,210)       (18,114,228)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (2,054,512)         3,375,228

TOTAL INCREASE (DECREASE) IN NET ASSETS          (253,610)         5,908,360
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           149,298,559          143,390,199

END OF PERIOD                                 149,044,949          149,298,559

Undistributed investment income--net               23,216                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       601,330           1,000,066

Shares issued for dividends reinvested            148,950             304,435

Shares redeemed                                 (871,266)          (1,098,721)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (120,986)             205,780

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                         November 30, 2002                                   Year Ended May 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2002(a)       2001           2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.50          16.21         15.42         16.73          17.01         16.31

Investment Operations:

Investment income--net                                 .38(b)         .76(b)        .82           .83            .82           .83

Net realized and unrealized
   gain (loss) on investments                          .19            .29           .79         (1.27)          (.17)          .70

Total from Investment
   Operations                                          .57           1.05          1.61          (.44)           .65          1.53

Distributions:

Dividends from
   investment income--net                             (.38)          (.76)         (.82)         (.83)          (.82)         (.83)

Dividends from net realized
   gain on investments                                  --             --            --          (.04)          (.11)           --

Total Distributions                                   (.38)          (.76)         (.82)         (.87)          (.93)         (.83)

Net asset value, end of period                       16.69          16.50         16.21         15.42          16.73         17.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      3.43(c)        6.61         10.58         (2.56)          3.87          9.52
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .81(d)         .80           .81           .85            .82           .81

Ratio of net investment income
   to average net assets                              4.49(d)        4.64          5.06          5.22           4.82          4.97

Portfolio Turnover Rate                              38.46(c)       47.76         33.52         19.45          19.47         28.53
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Net Assets, end of period
   ($ x 1,000)                                     149,045        149,299       143,390       137,587        160,582       160,218

(A)  AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002
     WAS TO INCREASE NET  INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS BY LESS
     THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Massachusetts Tax Exempt Bond Fund ("the fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a
sales    charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions   are   recorded   on   the   identified   cost   basis.   Interes

income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings of $4,078 during the period ended November 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $1,050,149 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2002. If not applied, the carryover expires in fiscal 2009.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2002 was as follows: tax exempt income $6,811,232. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B)  Under  the   Shareholder   Services  Plan,  the  fund  reimburses  the
Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2002, the fund was charged $45,109 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2002, the fund was charged $26,803 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended November 30, 2002, redemption fees charged and retained by the fund amounted to $9,971.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2002, amounted to $64,063,789 and $56,825,793, respectively.

At November 30, 2002, accumulated net unrealized appreciation on investments was $6,957,301, consisting of $7,112,072 gross unrealized appreciation and $154,771 gross unrealized depreciation.

At November 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus
                        Massachusetts Tax Exempt
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  267SA1102